Exhibit 99

BA05011S - Price/Yield - 3CB1

Balance	$51,972,000.00	Delay	24	WAC(3)	6.39167	WAM(3)	359
Coupon	6	Dated	11/1/2005	NET(3)	6.13717	WALA(3)	1
Settle	11/29/2005	First Payment	12/25/2005	Contrib Wac	6.39172

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-28.000	6.049	6.024	5.993	5.958	5.919
99-29.000	6.046	6.018	5.984	5.944	5.901
99-30.000	6.044	6.012	5.974	5.931	5.883
99-31.000	6.041	6.006	5.965	5.918	5.865
100-00.000	6.038	6.001	5.956	5.905	5.848
100-01.000	6.035	5.995	5.946	5.891	5.830
100-02.000	6.032	5.989	5.937	5.878	5.812
100-03.000	6.029	5.983	5.928	5.865	5.795
100-04.000	6.026	5.977	5.918	5.851	5.777

WAL	19.479	7.720	4.208	2.740	1.967
Mod Durn	10.550	5.335	3.333	2.338	1.755
Mod Convexity	1.775	0.548	0.222	0.107	0.058
Principal Window	Dec05 - Nov35	Dec05 - Nov35	Dec05 - Nov35	Dec05 - Nov35	Dec05 - Jul13
Maturity #mos	360	360	360	360	92

LIBOR_1MO	4.14	4.14	4.14	4.14	4.14
CMT_10YR	4.637	4.637	4.637	4.637	4.637
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 4.246 4.395 4.421 4.459 4.573 4.772

The tables and other statistical analyses (the “Hypothetical Performance Data”) that you will produce using Intex with the attached information are privileged and intended solely for use by you (the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data’s accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America Securities LLC Trading Desk at (212) 933-3404 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are preliminary and subject to change prior to issuance.

Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC Trading Desk at (212) 933-3404.

The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.”

BA05011S - Price/Yield - 2CB1

Balance	$86,674,000.00	Delay	24	WAC(2)	6.45321	WAM(2)	359
Coupon	6	Dated	11/1/2005	NET(2)	6.19871	WALA(2)	1
Settle	11/29/2005	First Payment	12/25/2005	Contrib Wac	6.45325

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-21.000	6.070	6.065	6.059	6.051	6.043
99-22.000	6.067	6.059	6.049	6.038	6.025
99-23.000	6.064	6.053	6.040	6.025	6.008
99-24.000	6.061	6.047	6.030	6.011	5.990
99-25.000	6.058	6.041	6.021	5.998	5.972
99-26.000	6.055	6.036	6.012	5.984	5.954
99-27.000	6.052	6.030	6.002	5.971	5.936
99-28.000	6.049	6.024	5.993	5.958	5.919
99-29.000	6.047	6.018	5.984	5.944	5.901

WAL	19.512	7.727	4.209	2.740	1.967
Mod Durn	10.549	5.327	3.326	2.333	1.752
Mod Convexity	1.774	0.546	0.221	0.107	0.058
Principal Window	Dec05 - Nov35	Dec05 - Nov35	Dec05 - Nov35	Dec05 - Nov35	Dec05 - Jul13
Maturity #mos	360	360	360	360	92

LIBOR_1MO	4.14	4.14	4.14	4.14	4.14
CMT_10YR	4.637	4.637	4.637	4.637	4.637
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 4.246 4.395 4.421 4.459 4.573 4.772

BA05011S - Price/Yield - 1CB3

Balance	$36,188,000.00	Delay	24	WAC(1)	5.90173	WAM(1)	359
Coupon	5.5	Dated	11/1/2005	NET(1)	5.64723	WALA(1)	1
Settle	11/29/2005	First Payment	12/25/2005	Contrib Wac	5.90411

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
97-09.375	5.766	5.830	5.887	6.025	6.199
97-10.375	5.763	5.826	5.882	6.018	6.190
97-11.375	5.760	5.822	5.878	6.012	6.182
97-12.375	5.758	5.819	5.874	6.006	6.173
97-13.375	5.755	5.815	5.869	6.000	6.165
97-14.375	5.752	5.812	5.865	5.993	6.156
97-15.375	5.749	5.808	5.861	5.987	6.147
97-16.375	5.747	5.804	5.856	5.981	6.139
97-17.375	5.744	5.801	5.852	5.975	6.130

WAL	20.948	13.554	10.093	6.375	4.332
Mod Durn	11.632	8.847	7.290	5.113	3.713
Mod Convexity	2.024	1.130	0.725	0.345	0.174
Principal Window	Dec10 - Oct35	Dec10 - Oct35	Dec10 - Oct35	Jan10 - Oct35	Dec08 - Jul13
Maturity #mos	359	359	359	359	92

LIBOR_1MO	4.14	4.14	4.14	4.14	4.14
CMT_10YR	4.637	4.637	4.637	4.637	4.637
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

BA05011S - Price/Yield - 4A1

Balance	$57,538,000.00	Delay	0	Index	LIBOR_1MO | 4.14	WAC (4)	6.10344	WAM (4)	359
Coupon	4.79	Dated	11/25/2005	Mult /Margin	1.0 / 0.65	NET(4)	5.84894	WALA (4)	1
Settle	11/29/2005	First Payment	12/25/2005	Cap /Floor	9.5 / 0.65	Contrib Wac	6.10919

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-28.000	4.848	4.871	4.910	4.944	4.975
99-29.000	4.845	4.863	4.892	4.917	4.941
99-30.000	4.843	4.855	4.874	4.891	4.907
99-31.000	4.840	4.846	4.856	4.864	4.872
100-00.000	4.838	4.838	4.838	4.838	4.838
100-01.000	4.836	4.830	4.820	4.812	4.804
100-02.000	4.833	4.822	4.802	4.785	4.769
100-03.000	4.831	4.813	4.784	4.759	4.735
100-04.000	4.829	4.805	4.766	4.733	4.701

WAL	22.120	4.668	1.872	1.259	0.959
Mod Durn	13.129	3.784	1.726	1.185	0.911
Mod Convexity	2.451	0.284	0.049	0.024	0.015
Principal Window	Dec05 - Feb35	Dec05 - Oct24	Dec05 - Dec09	Dec05 - Jun08	Dec05 - Oct07
Maturity #mos	351	227	49	31	23

LIBOR_1MO	4.14	4.14	4.14	4.14	4.14
CMT_10YR	4.637	4.637	4.637	4.637	4.637
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 4.246 4.395 4.421 4.459 4.573 4.772

BA05011S - Price/Yield - 1CB1

Balance	$97,727,000.00	Delay	0	Index	LIBOR_1MO	WAC(1)	5.90173	WAM(1)	359
Coupon	4.68375	Dated	11/25/2005	Mult /Margin	1.0 / .49	NET(1)	5.64723	WALA(1)	1
Settle	11/29/2005	First Payment	12/25/2005	Cap /Floor	9.5 / .49	Contrib Wac	5.90411

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-28.000	4.739	4.759	4.798	4.829	4.859
99-29.000	4.737	4.752	4.781	4.804	4.827
99-30.000	4.734	4.744	4.764	4.779	4.794
99-31.000	4.732	4.737	4.747	4.754	4.762
100-00.000	4.730	4.730	4.730	4.730	4.730
100-01.000	4.727	4.722	4.713	4.705	4.697
100-02.000	4.725	4.715	4.696	4.680	4.665
100-03.000	4.723	4.707	4.679	4.655	4.632
100-04.000	4.720	4.700	4.662	4.630	4.600

WAL	21.901	5.379	2.003	1.339	1.015
Mod Durn	13.150	4.218	1.842	1.258	0.964
Mod Convexity	2.460	0.372	0.056	0.027	0.017
Principal Window	Dec05 - Apr35	Dec05 - Apr28	Dec05 - May10	Dec05 - Sep08	Dec05 - Dec07
Maturity #mos	353	269	54	34	25

LIBOR_1MO	4.19375	4.19375	4.19375	4.19375	4.19375
CMT_10YR	4.637	4.637	4.637	4.637	4.637
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 4.246 4.395 4.421 4.459 4.573 4.772

BA05011S - Price/Yield - 1CB2

Balance	$97,727,000.00	Delay	0	Index	LIBOR_1MO | 4.19375	WAC (1)	5.90173	WAM (1)	359
Coupon	0.81625	Dated	11/25/2005	Mult /Margin	-0.199600798	NET(1)	5.64723	WALA (1)	1
Settle	11/29/2005	First Payment	12/25/2005	Cap /Floor	5.01 / 0.	Contrib Wac	5.90411

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
0-17.501	203.756	179.035	149.733	115.625	78.844
0-18.501	189.516	165.208	136.116	102.117	65.633
0-19.501	177.091	153.140	124.191	90.250	54.019
0-20.501	166.162	142.518	113.657	79.738	43.725
0-21.501	156.477	133.102	104.281	70.354	34.531
0-22.501	147.838	124.698	95.880	61.922	26.266
0-23.501	140.087	117.153	88.304	54.299	18.791
0-24.501	133.094	110.344	81.436	47.370	11.996
0-25.501	126.756	104.167	75.178	41.041	5.787

WAL	21.901	5.379	2.003	1.339	1.015
Mod Durn	0.502	0.517	0.518	0.517	0.527
Mod Convexity	0.006	0.007	0.006	0.006	0.006
Principal Window	NA - NA	NA - NA	NA - NA	NA - NA	NA - NA
Maturity #mos	353	269	54	34	25

LIBOR_1MO	4.19375	4.19375	4.19375	4.19375	4.19375
CMT_10YR	4.637	4.637	4.637	4.637	4.637
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 4.246 4.395 4.421 4.459 4.573 4.772

BA05011S - Price/Yield - 1CB4

Balance	$26,805,000.00	Delay	24	WAC(1)	5.90173	WAM(1)	359
Coupon	5.5	Dated	11/1/2005	NET(1)	5.64723	WALA(1)	1
Settle	11/29/2005	First Payment	12/25/2005	Contrib Wac	5.90411

Price	1 Yield	2 Yield	3 Yield	4 Yield	5 Yield
99-28.000	5.509	5.507	5.492	5.467	5.440
99-29.000	5.502	5.500	5.482	5.454	5.424
99-30.000	5.494	5.492	5.473	5.442	5.408
99-31.000	5.487	5.485	5.464	5.429	5.392
100-00.000	5.480	5.478	5.455	5.417	5.376
100-01.000	5.473	5.471	5.445	5.404	5.360
100-02.000	5.466	5.463	5.436	5.392	5.344
100-03.000	5.459	5.456	5.427	5.379	5.328
100-04.000	5.452	5.449	5.418	5.367	5.312

WAL	5.443	5.259	3.903	2.784	2.128
Mod Durn	4.410	4.278	3.367	2.498	1.951
Mod Convexity	0.300	0.285	0.160	0.085	0.052
Principal Window	Dec05 - Jul16	Dec05 - May16	Dec05 - Sep11	Dec05 - Aug09	Dec05 - Aug08
Maturity #mos	128	126	70	45	33

LIBOR_1MO	4.19375	4.19375	4.19375	4.19375	4.19375
CMT_10YR	4.637	4.637	4.637	4.637	4.637
Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC
Optional Redemption	Call (N)	Call (N)	Call (N)	Call (N)	Call (N)

Yield Curve Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 4.246 4.395 4.421 4.459 4.573 4.772